                                                                   EXHIBIT 99-24

                             LETTER OF TRANSMITTAL
 TO TENDER DEPOSITARY SHARES REPRESENTING A ONE-QUARTER INTEREST IN A SHARE OF
                  CUMULATIVE PREFERRED STOCK, 7.75% SERIES, OF

                           THE DETROIT EDISON COMPANY

                 PURSUANT TO THE PROSPECTUS DATED JUNE   , 1995

- --------------------------------------------------------------------------------

         THE EXCHANGE OFFER, WITHDRAWAL RIGHTS AND THE PRORATION PERIOD
                 WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME,
                       ON JULY   , 1995, UNLESS EXTENDED.
- --------------------------------------------------------------------------------

                              The Exchange Agent:
                             BANKERS TRUST COMPANY

          BY HAND/OVERNIGHT COURIER:                             BY MAIL
            Bankers Trust Company                         Bankers Trust Company
        Corporate Trust & Agency Group                Corporate Trust & Agency Group
          Receipt & Delivery Window                        Reorganization Dept.
        123 Washington St., 1st Floor                         P.O. Box 1458
              New York, NY 10006                          Church Street Station
                                                         New York, NY 10008-1458



                                   Facsimile Transmission
                                       (212) 250-6275
                                       (212) 250-3290
                              (For Eligible Institutions Only)

                                   Confirm by Telephone:
                                       (212) 250-6270

                                   Shareholder Inquiries
                                       (212) 250-6270

     List below the Depositary Shares to which this Letter of Transmittal relates. If the space below is inadequate, the depositary receipt numbers and/or the number of Depositary Shares tendered should be listed on a separate signed schedule attached hereto.

- --------------------------------------------------------------------------------

                                DESCRIPTION OF DEPOSITARY SHARES TENDERED
- ----------------------------------------------------------------------------------------------------------
                 (1)                           (2)                   (3)                     (4)
- ----------------------------------------------------------------------------------------------------------
                                            DEPOSITARY            NUMBER OF
                                             RECEIPT              DEPOSITARY
                                            NUMBER(S)*              SHARES                NUMBER OF
      NAME(S) AND ADDRESS(ES) OF          (ATTACH SIGNED        REPRESENTED BY            DEPOSITARY
         REGISTERED HOLDER(S)                LIST IF              DEPOSITARY                SHARES
      (PLEASE FILL IN, IF BLANK)           NECESSARY.)           RECEIPT(S)*              TENDERED**
- ----------------------------------------------------------------------------------------------------------

                                      --------------------------------------------------------------------

                                      --------------------------------------------------------------------

                                      --------------------------------------------------------------------

                                      --------------------------------------------------------------------

- ----------------------------------------------------------------------------------------------------------

                                              Total
                                              Amount

- ----------------------------------------------------------------------------------------------------------

  * Need not be completed by Book-Entry Holders.

 ** Unless otherwise indicated, it will be assumed that the full number of Depositary Shares represented by tendered depositary receipts is being tendered. See Instruction 4. Depositary Shares may be tendered and will be accepted for exchange only in denominations of $25 principal amount and integral multiples thereof. See Instruction 1.

- --------------------------------------------------------------------------------

     Delivery of this Letter of Transmittal to an address other than as set forth above or transmission of this Letter of Transmittal via facsimile other than as set forth above will not constitute a valid delivery.

     The instructions accompanying this Letter of Transmittal should be read carefully before this Letter of Transmittal is completed.

     This Letter of Transmittal is to be used if depositary receipts representing depositary shares (the "Depositary Shares"), each of which represents a one-quarter interest in a share of the Company's Cumulative Preferred Stock ($100 par value), 7.75% Series (the "Preferred Stock"), are to be forwarded herewith or if delivery of Depositary Shares is to be made by book-entry transfer to an account maintained by the Exchange Agent at The Depository Trust Company ("DTC"), pursuant to the procedures set forth in "The Exchange Offer--Procedure for Tendering Depositary Shares" in the Prospectus (as defined below). Although delivery of Depositary Shares may be effected through book-entry transfer into the Exchange Agent's account at DTC pursuant to DTC's Automated Tender Offer Program ("ATOP") procedures, a Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message (as defined below) in connection with a book-entry transfer, and other required documents, must in each case be received by the Exchange Agent at one of its addresses set forth above prior to the Expiration Time, or, if the guaranteed delivery procedures described below are complied with, within the time period provided under such procedures. DELIVERY OF DOCUMENTS TO DTC IN ACCORDANCE WITH ITS PROCEDURES DOES NOT CONSTITUTE DELIVERY TO THE EXCHANGE AGENT.

                          SPECIAL ISSUANCE AND PAYMENT
                                  INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

     To be completed ONLY if the QUIDS to be issued in exchange for Depositary Shares accepted for exchange, or depositary receipts for Depositary Shares not tendered or not accepted for exchange, are to be issued or reissued, in the name of someone other than the undersigned.

     Issue to:

Name
     --------------------------------------------------------------------------
                                (PLEASE TYPE OR PRINT)

- -------------------------------------------------------------------------------
Address or Account Number
                          -----------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
                                                                      (ZIP CODE)

                         SPECIAL DELIVERY INSTRUCTIONS
                        (SEE INSTRUCTIONS 1, 6, 7 AND 8)

     To be completed ONLY if the QUIDS to be issued in exchange for Depositary Shares accepted for exchange, or depositary receipts for Depositary Shares not tendered or not accepted for exchange, are to be sent to someone other than the undersigned at an address other than that appearing above under "Description of Depositary Shares Tendered."

     Issue to:

Name
- -------------------------------------------------------------------------------
                                (PLEASE TYPE OR PRINT)

- -------------------------------------------------------------------------------
Address or Account Number
                          -----------------------------------------------------

- -------------------------------------------------------------------------------

- -------------------------------------------------------------------------------
                                                                      (ZIP CODE)

     The term "Agent's Message" means a message, transmitted by DTC to, and received by, the Exchange Agent and forming a part of a book-entry confirmation, which states that DTC has received an express acknowledgment from the participant in DTC tendering the Depositary Shares which are the subject of such book-entry confirmation, that such participant has received and agrees to be bound by the terms of the Letter of Transmittal and that the Company may enforce such agreement against such participant.

     Unless the context requires otherwise, the term "Holder" for purposes of this Letter of Transmittal means any person in whose name Depositary Shares are registered on the books of Chemical Bank, as depositary for the Preferred Stock underlying the Depositary Shares (the "Depositary"), or any other person who has obtained a properly completed stock power from the registered holder or any person whose Depositary Shares are held of record by DTC who desires to deliver such Depositary Shares by book-entry transfer at DTC. Holders who tender Depositary Shares by book-entry transfer are referred to herein as "Book Entry Holders" and other holders are referred to herein as "Receipt Holders." Holders of Depositary Shares whose depositary receipts are not immediately available or who cannot deliver their depositary receipts and all other documents required hereby to the Exchange Agent prior to the Expiration Time (as defined in the Prospectus) or comply with book-entry transfer procedures on a timely basis must tender their Depositary Shares according to the guaranteed delivery procedures set forth in "The Exchange Offer--Guaranteed Delivery Procedures" in the Prospectus. See Instruction 1.

      (BOX BELOW FOR USE BY RECEIPT HOLDERS WHO ARE NOT DTC PARTICIPANTS)

     THE QUIDS WILL BE ISSUED ONLY IN BOOK-ENTRY FORM THROUGH THE FACILITIES OF DTC. ACCORDINGLY, IN ORDER TO PARTICIPATE IN THE EXCHANGE OFFER, RECEIPT HOLDERS WHO ARE NOT DTC PARTICIPANTS (AS DEFINED IN THE PROSPECTUS) MUST EITHER (I) MAKE ARRANGEMENTS WITH A DTC PARTICIPANT TO HAVE SUCH PARTICIPANT VALIDLY TENDER SUCH DEPOSITARY SHARES IN ACCORDANCE WITH THE TERMS OF THE EXCHANGE OFFER AND TO RECEIVE QUIDS ISSUED IN EXCHANGE THEREFOR OR (II) VALIDLY TENDER SUCH DEPOSITARY SHARES IN ACCORDANCE WITH THE TERMS OF THE EXCHANGE OFFER AND CHECK THE FOLLOWING BOX TO INDICATE THAT IT WISHES TO MAKE USE OF THE FACILITIES PROVIDED BY THE BANKERS TRUST COMPANY, AS CUSTODIAN (THE "CUSTODIAN"), SO THAT, IN EITHER CASE, SUCH HOLDERS MAY BECOME BENEFICIAL OWNERS OF QUIDS ISSUED IN EXCHANGE FOR DEPOSITARY SHARES ACCEPTED PURSUANT TO THE EXCHANGE OFFER. FOR A DESCRIPTION OF THE ARRANGEMENTS PROVIDED BY THE CUSTODIAN, SEE "THE EXCHANGE OFFER -- ACCEPTANCE OF DEPOSITARY SHARES; DELIVERY OF QUIDS -- CUSTODIAL ARRANGEMENTS" IN THE PROSPECTUS.

/ / CHECK HERE IF YOU ARE A RECEIPT HOLDER WHO IS NOT A DTC PARTICIPANT AND WISH
    TO HAVE THE CUSTODIAN ESTABLISH AND MAINTAIN A CUSTODY ACCOUNT FOR QUIDS RECEIVED BY THE CUSTODIAN FOR YOUR BENEFIT AT OR ABOUT THE TIME OF THE ISSUANCE OF SUCH QUIDS.

              (BOXES BELOW FOR USE BY ELIGIBLE INSTITUTIONS ONLY)

/ / CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED BY BOOK-ENTRY
    TRANSFER MADE TO AN ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH DTC AND COMPLETE THE FOLLOWING:

          Name of Tendering Institution
                                        ---------------------------------------

          Account Number
                         ------------------------------------------------------

          Transaction Code Number
                                 ----------------------------------------------
/ / CHECK HERE IF TENDERED DEPOSITARY SHARES ARE BEING DELIVERED PURSUANT TO A
    NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT PRIOR TO THE DATE HEREOF AND COMPLETE THE FOLLOWING:

         Name(s) of Registered Holder(s)
                                        ---------------------------------------

         Window Ticket Number (if any)
                                       ----------------------------------------

         Date of Execution of Notice of Guaranteed Delivery
                                                            -------------------

         Name of Eligible Institution that Guaranteed Delivery
                                                               ----------------

         Complete the Following If Delivered by Book-Entry Transfer:

                        Account Number
                                       ----------------------------------------

                        Transaction Code Number
                                               --------------------------------

                    NOTE: SIGNATURES MUST BE PROVIDED BELOW
              PLEASE READ CAREFULLY THE ACCOMPANYING INSTRUCTIONS

Ladies and Gentlemen:

     The undersigned hereby tenders to The Detroit Edison Company, a Michigan corporation (the "Company"), the above-described number of Depositary Shares, in accordance with the Company's offer to exchange up to $105,000,000 aggregate principal amount of its QUIDS for up to 4,200,000 Depositary Shares, each representing a one-quarter interest in a share of its Preferred Stock, upon the
terms and subject to the conditions set forth in the Prospectus dated June     ,
1995 (the "Prospectus") and in this Letter of Transmittal (which, together with the Prospectus, constitute the "Exchange Offer"), receipt of which is hereby acknowledged.

     On the terms and subject to the conditions of the Exchange Offer, subject to, and effective upon, acceptance for exchange of the Depositary Shares tendered herewith in accordance with the terms of the Exchange Offer, the undersigned hereby exchanges, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to all such Depositary Shares as are being tendered hereby and that are accepted for exchange pursuant to the Exchange Offer and all shares of Preferred Stock underlying such Depositary Shares, and irrevocably constitutes and appoints the Exchange Agent as its agent and attorney-in-fact to cause the Preferred Stock underlying such Depositary Shares to be assigned, transferred and exchanged to the Company. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent as the true and lawful agent and attorney-in-fact of the undersigned (with full knowledge that the Exchange Agent also acts as the agent of the Company) with respect to the Depositary Shares tendered hereby and accepted for exchange pursuant to the Exchange Offer and all shares of Preferred Stock underlying such Depositary Shares, with full power of substitution (such power of attorney being deemed to be an irrevocable power coupled with an interest), to (a) deliver the Depositary Shares tendered hereby to the Depositary or transfer ownership of such Depositary Shares on the account books maintained by DTC together, in either case, with all accompanying evidences of transfer and authenticity to, or upon the order of, the Company, (b) present such Depositary Shares for transfer on the books of the Depositary, (c) withdraw under the Deposit Agreement, among the Company, the Depositary and the holders from time to time of depositary receipts of Depositary Shares, the Preferred Stock underlying any tendered Depositary Shares, (d) tender such underlying Preferred Stock in the Exchange Offer and (e) receive all benefits and otherwise exercise all rights of beneficial ownership of such Depositary Shares and all shares of Preferred Stock underlying such Depositary Shares, all in accordance with the terms and subject to the conditions of the Exchange Offer.

     The name and address of the registered holder(s) should be printed above under "Description of Depositary Shares Tendered", if not already printed thereunder, exactly as they appear on the depositary receipts representing the Depositary Shares tendered hereby. The depositary receipt number(s) and the number of Depositary Shares to which this Letter of Transmittal relates, together with the number of Depositary Shares that the undersigned wishes to tender, should be indicated in the appropriate boxes above under "Description of Depositary Shares Tendered".

     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, exchange, assign and transfer the Depositary Shares tendered hereby and all shares of Preferred Stock underlying such Depositary Shares and to acquire the QUIDS issuable upon exchange of such tendered Depositary Shares in accordance with the terms of the Exchange Offer, and that, when the same are accepted for exchange by the Company, the Company will acquire good and marketable title thereto and all shares of Preferred Stock underlying such Depositary Shares, free and clear of all liens, restrictions, charges and encumbrances and that such Depositary Shares and such Preferred Stock are not subject to any adverse claim. The undersigned, upon request, will execute and deliver any additional documents deemed by the Exchange Agent or the Company to be necessary or desirable to complete the exchange, assignment and transfer of the Depositary Shares tendered hereby and all shares of Preferred Stock underlying such Depositary Shares.

     All authority conferred, or agreed to be conferred, in this Letter of Transmittal shall survive the death, bankruptcy or incapacity of the undersigned and any obligation of the undersigned hereunder shall be binding upon the heirs, executors, administrators, legal representatives, successors and assigns of the undersigned. Except as stated in the Exchange Offer, this tender is irrevocable.

     The undersigned understands that the tender of the Depositary Shares and acceptance for exchange of such Depositary Shares pursuant to one of the procedures described in the Prospectus under "The Exchange Offer -- Procedure for Tendering Depositary Shares" and in the instructions hereto will constitute a binding agreement between the undersigned and the Company, upon the terms and subject to the conditions of the Exchange Offer, including the tendering holder's representation and warranty that (i) such holder owns the Depositary Shares being tendered within the meaning of Rule 14e-4 promulgated under the Securities Exchange Act of 1934, as amended, and (ii) the tender of such Depositary Shares complies with Rule 14e-4.

     The undersigned understands that the QUIDS will be issued only in book-entry form through the facilities of DTC, and, accordingly has either (i) made arrangements with a DTC Participant pursuant to which such participant will record the undersigned's ownership interest in the QUIDS to be issued in exchange therefor in accordance with the Exchange Offer or (ii) indicated hereon that it wishes to make use of the facilities provided by the Custodian, so that, in either case, such holder may become a beneficial owner of the QUIDS to be issued in exchange therefor in accordance with the Exchange Offer.

     Unless otherwise indicated herein under "Special Issuance and Payment Instructions," the Company will credit the account maintained at DTC with the QUIDS due in respect of the Depositary Shares accepted for exchange, and/or return any depositary receipts for the Depositary Shares not tendered or not accepted for exchange, in the name(s) of the registered holder(s) appearing above under "Description of Depositary Shares Tendered" (or, in the case of a book-entry delivery of Depositary Shares, the Company will credit the account maintained at DTC with the QUIDS due in respect of the Depositary Shares accepted for exchange and/or any Depositary Shares not accepted for exchange). In addition, unless otherwise indicated under "Special Delivery Instructions," the Company will credit the account maintained at DTC with the QUIDS due in respect of the Depositary Shares accepted for exchange, and/or return any for the principal amount of Depositary Shares not tendered or not accepted for exchange (and accompanying documents, as appropriate), to the registered holder(s) at the address(es) appearing above under "Description of Depositary Shares Tendered". If both the "Special Issuance and Payment Instructions" and "Special Delivery Instructions" are completed, the Company will credit the account maintained at DTC with the QUIDS due in respect of the Depositary Shares accepted for exchange, and/or return any depositary receipts representing any Depositary Shares not tendered or not accepted for exchange, in the name(s) of, and credit the account maintained at DTC with the QUIDS in respect of the Depositary Shares accepted for exchange, and/or any depositary receipts for Depositary Shares not tendered or not accepted to, the person(s) so indicated (or, in the case of a book-entry delivery of Depositary Shares, the Company will credit the account maintained at DTC indicated above with the QUIDS due in respect of the Depositary Shares accepted for exchange, and/or Depositary Shares not accepted for exchange). The undersigned recognizes that the Company has no obligation pursuant to the "Special Issuance and Payment Instructions" to transfer any Depositary Shares from the name(s) of the registered holder(s) thereof if the Company does not accept for exchange any of the Depositary Shares so tendered.

- --------------------------------------------------------------------------------
                                      SIGN HERE

       -------------------------------------------------------------------

       -------------------------------------------------------------------
                          (SIGNATURE(S) OF HOLDER(S))

       Dated:                                , 1995
             --------------------------------

       (Must be signed by registered holder(s) exactly as name(s) appear(s) on depositary receipt(s) of Depositary Share(s) or on a security position listing or by person(s) authorized to become registered holder(s) by certificates and documents transmitted herewith. If signature is by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, please set forth the following information and see Instruction 6.)

       Name(s)
               -----------------------------------------------------------

       -------------------------------------------------------------------
                                 (PLEASE PRINT)
       Capacity
                ----------------------------------------------------------
       Address
               -----------------------------------------------------------

       -------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

       Area Code and Telephone No.
                                   ---------------------------------------

                           GUARANTEE OF SIGNATURE(S)
                    (IF REQUIRED, SEE INSTRUCTIONS 2 AND 6)

       Authorized Signature
                            ----------------------------------------------
       Name
            --------------------------------------------------------------
                                    (PLEASE PRINT)
       Name of Firm
                    ------------------------------------------------------
       Address
               -----------------------------------------------------------

       -------------------------------------------------------------------
                               (INCLUDE ZIP CODE)

       Area Code and Telephone No.
                                   ---------------------------------------
       Dated:                                , 1995
             --------------------------------
- --------------------------------------------------------------------------------

- --------------------------------------------------------------------------------
                          NOTICE OF SOLICITED TENDERS
                              (SEE INSTRUCTION 9)

           The Company will pay to any Soliciting Dealer, as defined in the Prospectus, a solicitation fee of $0.50 per Depositary Share for each Depositary Share tendered and exchanged pursuant to the Offer.

           The undersigned represents that the Soliciting Dealer which solicited and obtained this tender is:

       Name of Firm:
                    ----------------------------------------------------
                                        (Please Print)

       Name of Individual Broker or Financial Consultant:
                                                         ---------------

       -----------------------------------------------------------------

       Identification Number (if known):
                                         -------------------------------

       Address:
               ---------------------------------------------------------
                                    (Include Zip Code)

           The following to be completed ONLY if customer's Depositary Shares held in nominee names are tendered.

         Name of Beneficial Owner           Number of Shares Tendered
                    (Attach additional list if necessary)

       -----------------------------       -----------------------------

       -----------------------------       -----------------------------

       -----------------------------       -----------------------------

           The acceptance of compensation by such Soliciting Dealer will constitute a representation by it that: (i) it has complied with the applicable requirements of the Securities Exchange Act of
       1934, as amended, and the applicable rules and regulations thereunder, in connection with such solicitation; (ii) it is entitled to such compensation for such solicitation under the terms and conditions of the Prospectus; (iii) in soliciting tenders of Depositary Shares, it has used no soliciting materials other than those furnished by the Company; and (iv) if it is a foreign broker or dealer not eligible for membership in the
       National Association of Securities Dealers, Inc. (the "NASD"), it
       has agreed to conform to the NASD's Rules of Fair Practice in making solicitations.
- --------------------------------------------------------------------------------

                                  INSTRUCTIONS
             FORMING PART OF THE TERMS AND CONDITIONS OF THE OFFER

     1. Delivery of This Letter of Transmittal and Depositary Receipts. This Letter of Transmittal is to be used if depositary receipts representing Depositary Shares are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Procedure for Tendering Depositary Shares". Depositary Shares may be tendered and will be accepted for exchange only in denominations of $25 principal amount and integral multiples thereof. Depositary receipts for all physically delivered Depositary Shares or confirmation of any book-entry transfer to the Exchange Agent's account at DTC of Depositary Shares tendered by book-entry transfer, as well as this Letter of Transmittal or facsimile thereof, properly completed and duly executed, and any required signature guarantee, or an Agent's Message in connection with a book-entry transfer, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at one of its addresses set forth herein prior to the Expiration Time. Holders of Depositary Shares whose depositary receipts are not immediately available or who cannot deliver their depositary receipts and all other required documents to the Exchange Agent before the Expiration Time or comply with book-entry transfer procedures on a timely basis may tender their Depositary Shares by properly completing and duly executing the Notice of Guaranteed Delivery pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures". Pursuant to such procedures: (i) such tender must be made by or through an Eligible Institution (as defined in the Prospectus); (ii) prior to the Expiration Time, the Exchange Agent receives from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery (by facsimile transmission, mail or hand delivery) substantially in the form provided by the Company which contains a signature guaranteed by an Eligible Institution in the form set forth in such Notice of Guaranteed Delivery (unless such tender is for the account of an Eligible Institution) which sets forth the name and address of the holder of the Depositary Shares and the number of Depositary Shares tendered, states that the tender is being made thereby and guarantees that within five New York Stock Exchange trading days after the Expiration Time, the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, and any required signature guarantees, or an Agent's Message in connection with a book-entry transfer of Depositary Shares, and any other documents required by the Letter of Transmittal, together with the Depositary Shares will be deposited by the Eligible Institution with the Exchange Agent; and (iii) all tendered Depositary Shares (or a confirmation of any book-entry transfer of such Depositary Shares into the Exchange Agent's account at DTC) as well as the Letter of Transmittal (or facsimile thereof), properly completed and duly executed, with any required signature guarantees, or an Agent's Message in connection with a book-entry transfer of Depositary Shares, and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent within five (5) New York Stock Exchange trading days after the Expiration Time, all as provided in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures".

     THE METHOD OF DELIVERY OF DEPOSITARY SHARES AND ALL OTHER REQUIRED DOCUMENTS TO THE EXCHANGE AGENT IS AT THE ELECTION AND RISK OF THE HOLDER TENDERING DEPOSITARY SHARES AND, EXCEPT AS OTHERWISE PROVIDED BELOW, THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED BY THE EXCHANGE AGENT. IF SENT BY MAIL, IT IS RECOMMENDED THAT THE HOLDER USE PROPERLY INSURED REGISTERED MAIL WITH RETURN RECEIPT REQUESTED, AND THAT THE MAILING BE MADE SUFFICIENTLY IN ADVANCE OF THE EXPIRATION DATE TO PERMIT DELIVERY TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.

     No alternative, conditional or contingent tenders will be accepted. All tendering holders, by execution of this Letter of Transmittal, or facsimile thereof, waive any right to receive any notice of the acceptance of their Depositary Shares for exchange.

     The QUIDS will be issued only in book-entry form through the facilities of DTC. Accordingly, in order to participate in the Exchange Offer, holders of Depositary Shares must either (i) make arrangements with a DTC Participant to have such participant validly tender such Depositary Shares in accordance with the terms of the Exchange Offer and to receive QUIDS issued in exchange therefor or (ii) validly tender such Depositary Shares in accordance with the terms of the Exchange Offer and make use of the facilities provided by the Custodian so that such, in either case, holders may become beneficial owners of QUIDS issued in exchange for Depositary Shares accepted pursuant to the Exchange Offer. Under the terms of the Exchange Offer, no certificated QUIDS will be issued in exchange for Depositary Shares.

     2. Guarantee of Signatures. Except as otherwise provided below, signatures on this Letter of Transmittal must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office in the United States that is a participant in the Security Transfer Medallion Program or the Stock Exchange Medallion Program (each of the foregoing being referred to as an "Eligible Institution"), unless the Depositary Shares tendered hereby are tendered (i) by a registered holder (which term, for purposes of this Letter of Transmittal, shall include any participant in DTC whose name appears on a security position listing as the owner of Depositary Shares) of such Depositary Shares who has not completed the box entitled "Special Issuance and Payment Instructions" or "Special Delivery Instructions" herein or (ii) for the account of an Eligible Institution. See Instruction 6. If the Depositary Shares are registered in the name of a person other than the signer of this Letter of Transmittal, or if certificates for QUIDS and/or depositary receipts for unexchanged Depositary Shares are to be issued or returned to a person other than the registered holder, then the Depositary Shares must be endorsed by the registered holder or be accompanied by a written instrument or instruments of transfer or exchange in form satisfactory to the Company duly executed by the registered holder with such signatures guaranteed by an Eligible Institution. See Instruction 6.

     3. Inadequate Space. If the space provided herein is inadequate, the depositary receipt numbers of Depositary Shares should be listed on a separate signed schedule attached hereto.

     4. Partial Tenders. Issuance of QUIDS in exchange for Depositary Shares will be made only against deposit of tendered Depositary Shares. If less than the entire number of any Depositary Shares evidenced by a submitted depositary receipt is tendered, the tendering holder of Depositary Shares should fill in the number of Depositary Shares tendered in the appropriate boxes above entitled "Number of Depositary Shares Tendered". The Exchange Agent will then issue and send to the tendering holder (unless otherwise requested by the holder under "Special Issuance and Payment Instructions" and "Special Delivery Instructions" in this Letter of Transmittal), a newly issued depositary receipt for Depositary Shares submitted but not tendered, together with any tendered Depositary Shares that were not accepted for exchange because of proration or otherwise. The entire number of all Depositary Shares deposited with the Exchange Agent will be deemed to have been tendered unless otherwise indicated.

     Tendered Depositary Shares not accepted for exchange by the Company, including as a result of proration, if any, will be returned without expense to the tendering holder of such Depositary Shares (or, in the case of the Depositary Shares tendered by book-entry transfer into the Exchange Agent's account at DTC, such Depositary Shares will be credited to an account maintained at DTC) as promptly as practicable following the Expiration Time, subject to delays, if any, resulting from proration.

     5. Withdrawal Rights. Tenders of Depositary Shares pursuant to the Exchange Offer are irrevocable, except that Depositary Shares tendered pursuant to the Exchange Offer may be withdrawn at any time prior to the Expiration Time and, unless theretofore accepted for exchange pursuant to the Exchange Offer, may also be withdrawn at any time after 40 business days from the date of the Prospectus.

     To be effective, a written notice of withdrawal delivered by mail, hand delivery or facsimile transmission must be timely received by the Exchange Agent at the addresses set forth in the Letter of Transmittal. The method of notification is at the risk and election of the holder. Any such notice of withdrawal must specify (i) the holder named in the Letter of Transmittal as having tendered depositary receipts to the Depositary Shares to be withdrawn,
(ii) if the depositary receipts to the Depositary Shares are held in certificated form, the certificate numbers of such receipts to be withdrawn,
(iii) that such holder is withdrawing its election to have such Depositary Shares exchanged, and the name of the registered holder of such Depositary Shares, and such notice of withdrawal must be signed by the holder in the same manner as the original signature on the Letter of Transmittal (including any required signature guarantees) or accompanied by evidence satisfactory to the Company that the person withdrawing the tender has succeeded to the beneficial ownership of the Depositary Shares being withdrawn. The Exchange Agent will return the properly withdrawn Depositary Shares promptly following receipt of notice of withdrawal. If Depositary Shares have been tendered pursuant to the procedure for book-entry transfer, any notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawn Depositary Shares and otherwise comply with DTC's procedures. All questions as to the validity of a notice of withdrawal, including the time of receipt, will be determined by the Company, and such determination will be final and binding on all parties. Withdrawal of tenders of Depositary Shares may not be rescinded and any Depositary Shares withdrawn will not thereafter be deemed to be validly tendered for the purposes of the Exchange Offer. Properly withdrawn Depositary Shares, however, may be retendered by following the procedures therefor described elsewhere herein at any time prior to the Expiration Time. See "The Exchange Offer -- Procedure for Tendering Depositary Shares" in the Prospectus.

     6. Signatures on Letters of Transmittal, Written Instruments and Endorsements. If this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares tendered hereby, the signatures must correspond with the name(s) as written on the face of the certificates without alteration, enlargement or any change whatsoever.

     If any of the Depositary Shares tendered hereby are owned of record by two or more joint owners, all such owners must sign this Letter of Transmittal.

     If any of the tendered Depositary Shares are registered in different names on several depositary receipts, it will be necessary to complete, sign and submit as many separate Letters of Transmittal as there are different registrations of depositary receipts.

     If this Letter of Transmittal or any depositary receipts or written instrument or instruments of transfer or exchange are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and proper evidence satisfactory to the Company of their authority so to act must be submitted.

     When this Letter of Transmittal is signed by the registered holder(s) of the Depositary Shares listed and transmitted hereby, no endorsements of depositary receipts or separate written instruments of transfer or exchange are required unless the QUIDS due in respect of the Depositary Shares accepted for exchange are to be issued to, or depositary receipts for Depositary Shares not tendered or not exchanged and paid for are to be issued in the name of, a person other than the registered holder(s). Signatures on such certificates or written instruments of transfer or exchange must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal is signed by a person other than the registered holder of the depositary receipt(s) listed, the depositary receipt(s) must be endorsed by the registered holder, or be accompanied by a written instrument or instruments of transfer or exchange in form satisfactory to the Company duly executed by the registered holder. Signatures on such depositary receipts or written instrument or instruments of transfer or exchange must be guaranteed by an Eligible Institution.

     7. Transfer Taxes. The Company will pay any transfer taxes with respect to the transfer and exchange of Depositary Shares to it or its order pursuant to the Exchange Offer. If, however, the QUIDS due in respect of the Depositary Shares accepted for exchange are to be issued to, or (in the circumstances permitted hereby) if depositary receipts for Depositary Shares not tendered or not exchanged and paid for are to be registered in the name of, any person other than the person(s) signing this Letter of Transmittal, the amount of any transfer taxes (whether imposed on the registered holder or such person) payable on account of the transfer to such person will be deducted from the QUIDS due in respect of the Depositary Shares accepted for exchange if satisfactory evidence of the payment of such taxes, or exemption therefrom, is not submitted.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 7, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE DEPOSITARY RECEIPTS LISTED IN THIS LETTER OF TRANSMITTAL.

     8. Special Issuance and Payment Instructions and Special Delivery Instructions. If certificates for QUIDS and/or depositary receipts for unexchanged Depositary Shares are to be issued, reissued or returned to a person other than the signer of this Letter of Transmittal, such certificates or depositary receipts are to be sent or returned to someone other than the signer of this Letter of Transmittal or to an address other than that shown above, the appropriate boxes on this Letter of Transmittal should be completed.

     9. Solicited Tenders. The Company will pay a solicitation fee of $0.50 per Depositary Share for any Depositary Shares tendered and accepted for exchange pursuant to the Exchange Offer, covered by the Letter of Transmittal which designates, in the box captioned "Notice of Solicited Tenders", as having solicited and obtained the tender, the name of (i) any broker or dealer in securities, including the Dealer Managers in their capacity as a dealer or broker, which is a member of any national securities exchange or of the National Association of Securities Dealers, Inc. (the "NASD"), (ii) any foreign broker or dealer not eligible for membership in the NASD which agrees to conform to the NASD's Rules of Fair Practice in soliciting tenders outside the United States to the same extent as though it were an NASD member, or (iii) any bank or trust company (each of which is referred to herein as a "Soliciting Dealer"). No such fee shall be payable to a Soliciting Dealer with respect to the tender of Depositary Shares by the holder of record, for the benefit of the beneficial owner, unless the beneficial owner has designated such Soliciting Dealer. No such fee shall be payable to a Soliciting Dealer if such Soliciting Dealer is required for any reason to transfer the amount of such fee to a depositing holder. No broker, dealer, bank, trust company or fiduciary shall be deemed to be the agent of the Company, the Exchange Agent, the Information Agent or the Dealer Manager for purposes of the Exchange Offer. Soliciting Dealers are not entitled to a solicitation fee for Depositary Shares beneficially owned by such Soliciting Dealer.

     10. Waiver of Conditions. Subject to the terms of the Exchange Offer, the conditions of the Exchange Offer may be waived by the Company, in whole or in part, at any time and from time to time, in the Company' sole discretion, in the case of any Depositary Shares tendered.

     11. Requests for Assistance or Additional Copies. Requests for assistance may be directed to, or additional copies of the Prospectus, this Letter of Transmittal and the Notice of Guaranteed Delivery may be obtained from, the Information Agent at its address set forth below.

     12. Lost, Destroyed or Stolen Certificates. If any depositary receipts or certificates have been lost, mutilated, destroyed or stolen, the holder should promptly notify the Depositary for the Depositary Shares, Chemical Bank, of this fact in writing or by telephone at Chemical Bank, J.A.F. Building, P.O. Box 2862, New York, NY 10116-2862, Attention: Lost Securities Department, telephone number (800) 851-9677. The holder will then be instructed as to the steps that must be taken in order to replace the depositary receipt(s). This Letter of Transmittal and related documents cannot be processed until the procedures for replacing depositary receipt(s) have been followed.

     13. Definitions. Capitalized terms used in this Letter of Transmittal and not otherwise defined have the meanings given in the Prospectus.

     14. Irregularities. All questions as to the validity, form, eligibility (including time of receipt) and acceptance of Letters of Transmittal or Depositary Shares will be resolved by the Company, and such determination will be final and binding on all parties. The Company reserves the absolute right to reject any or all Letters of Transmittal or tenders that are not in proper form or the acceptance of which would, in the opinion of the Company's counsel, be unlawful. The Company also reserves the right to waive any irregularities or conditions of tender as to the particular Depositary Shares covered by any Letter of Transmittal or tendered pursuant to such letter. None of the Company, the Exchange Agent or any other person will be under any duty to give notification of any defects or irregularities in tenders or incur any liability for failure to give any such notification. The Company's interpretation of the terms and conditions of the Exchange Offer shall be final and binding on all parties.

     IMPORTANT: IN ORDER VALIDLY TO TENDER DEPOSITARY SHARES, THIS LETTER OF TRANSMITTAL OR A FACSIMILE THEREOF (TOGETHER WITH DEPOSITARY RECEIPTS REPRESENTING DEPOSITARY SHARES OR CONFIRMATION OF BOOK-ENTRY TRANSFER AND ANY REQUIRED SIGNATURE GUARANTEES AND ANY OTHER REQUIRED DOCUMENTS) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME OR THE NOTICE OF GUARANTEED DELIVERY MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO THE EXPIRATION TIME.

                           IMPORTANT TAX INFORMATION

     Under the federal income tax law, each tendering holder of Depositary Shares is required to provide the Exchange Agent (as payer) with such holder's correct taxpayer identification number on Substitute Form W-9 below. If such holder is an individual, the taxpayer identification number is his/her social security number. If the Exchange Agent is not provided with the correct taxpayer identification number, the holder may be subject to a $50 penalty imposed by the Internal Revenue Service. In addition, payments that are made to such holder with respect to QUIDS acquired pursuant to the Exchange Offer may be subject to federal income tax backup withholding.

     Certain holders (including, among others, corporations and certain foreign individuals) are not subject to these backup withholding and reporting requirements. A corporation must, however, complete the Substitute Form W-9, providing its taxpayer identification number and indicating that it is exempt from backup withholding to establish its exemption from backup withholding. In order for a foreign individual to qualify as an exempt recipient, that holder must submit a statement, signed under penalties of perjury, attesting to that individual's exempt status. This may be accomplished by executing the certification for foreign holders at the bottom of the Substitute Form W-9 below. See the enclosed Guidelines for Certification of Taxpayer Identification Number for additional instructions.

     If backup withholding applies, the Exchange Agent is required to withhold 31% of any consideration payable to the holder. Backup withholding is not an additional tax. Rather, the amount of tax withheld will be a credit against the tax liability of persons subject to backup withholding. If withholding results in an overpayment of taxes, a refund may be obtained.

WHAT NUMBER TO GIVE THE EXCHANGE AGENT

     The holder of Depositary Shares is required to give the Exchange Agent the social security number or employer identification number of the record owner of the Depositary Shares. If the Depositary Shares are in more than one name or are not in the name of the actual owner, consult the enclosed Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9 for additional guidance on which number to report.

                      PAYER'S NAME: BANKERS TRUST COMPANY

- ------------------------------------------------------------------------------------------------------------------------------
Name as shown above on account (If joint account, list first and circle the name of the person or entity whose number you enter in Part I below).
- ------------------------------------------------------------------------------------------------------------------------------
Address (If the holder of Depositary Shares does not complete, signature in Part I below will constitute that the above address is correct.
- ------------------------------------------------------------------------------------------------------------------------------
City, State and Zip Code
- ------------------------------------------------------------------------------------------------------------------------------
                                PART I--PLEASE PROVIDE YOUR TAXPAYER IDENTIFICATION NUMBER IN   Social Security Number
  SUBSTITUTE                    THE BOX AT RIGHT AND CERTIFY BY SIGNING AND DATING BELOW.
  FORMW-9                                                                                       OR
                                                                                                Employer Identification Number
- ------------------------------------------------------------------------------------------------------------------------------
  DEPARTMENT OF THE
  TREASURY INTERNAL             PART II--For Payees exempt from backup withholding, see the enclosed instructions for Taxpayer
  REVENUE SERVICE               Identification and Certification and complete as instructed under "Important Tax Information"
                                above.
  PAYER'S REQUEST
  FOR TAXPAYER
  IDENTIFICATION
  NUMBER (TIN)
- ------------------------------------------------------------------------------------------------------------------------------
  Certification. UNDER PENALTIES OF PERJURY, I CERTIFY THAT:
  (1) The number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to
      me) and

  (2) I am not subject to backup withholding either because I have not been notified by the internal revenue service (the
      "IRS") that I am subject to backup withholding as a result of a failure to report all interest or dividends or the IRS has notified me that I am no longer subject to backup withholding.

  CERTIFICATION INSTRUCTIONS. You must cross out item (2) above if you have been notified by the IRS that you are subject to backup withholding because of underreporting interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding you received another notification from the IRS that you are no longer subject to backup withholding, do not cross out item (2). (Also see the enclosed Guidelines for Certification of Taxpayer
  Identification on Substitute Form W-9)
- ------------------------------------------------------------------------------------------------------------------------------
  SIGNATURE:                                                     DATE:
- ------------------------------------------------------------------------------------------------------------------------------

- --------------------------------------------------------------------------------

                   CERTIFICATE FOR NON-UNITED STATES HOLDERS

     Under penalties of perjury, I certify that I am not a United States citizen or resident.

     SIGNATURE:                                 DATE:
                ----------------------                -------------------------

               CERTIFICATE FOR NON-UNITED STATES HOLDERS* FOR NO
                  UNITED STATES FEDERAL INCOME TAX WITHHOLDING

     HOLDERS OF DEPOSITARY SHARES WITH A MAILING ADDRESS OUTSIDE OF THE UNITED STATES MUST CERTIFY TO ONE OF THE FOLLOWING STATEMENTS TO AVOID THE WITHHOLDING OF UNITED STATES FEDERAL INCOME TAX AT A RATE OF 30% (OR LOWER TREATY RATE IF APPLICABLE) OF THE GROSS PROCEEDS PAYABLE TO SUCH HOLDERS PURSUANT TO THE EXCHANGE OFFER:

   A. I certify under penalties of perjury that I own either (a) solely Depositary Shares or (b) not more than one percent of Preferred Stock underlying the Depositary Shares and not more than one percent of any other class of the Company's stock. I understand that if I certify to either (a) or (b) of the preceding sentence, the Company will not withhold United States federal income tax with respect to the gross proceeds payable to me pursuant to the Exchange Offer.

     SIGNATURE:                                 DATE:
                ----------------------                -------------------------

   * A "Non-United States Holder" means a holder that is not (i) a citizen or resident of the United States, (ii) a corporation, partnership or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or (iii) an estate or trust the income of which is subject to United States federal income taxation regardless of its source.

     Under penalties of perjury, I certify that I am not a United States citizen or resident.

     SIGNATURE:                                 DATE:
                ----------------------                -------------------------

FORM W-8                                      CERTIFICATE OF FOREIGN STATUS                               GIVE THIS FORM TO THE
(JANUARY 1984)                                                                                              PAYER, MIDDLEMAN,
                          Use to notify payers, middlemen, brokers, and barter exchanges not to             BROKER OR BARTER
DEPARTMENT OF THE         withhold or report on payments of interest, broker transactions, or                   EXCHANGE
TREASURY INTERNAL                                 barter exchanges.
REVENUE SERVICE
- -------------------------------------------------------------------------------------------------------------------------------
       Name as shown on account (if joint account also give joint owner's name)    U.S. taxpayer identification number (if any)

PLEASE ------------------------------------------------------------------------------------------------------------------------
PRINT  Address
 OR
TYPE   ------------------------------------------------------------------------------------------------------------------------
       City, State and ZIP code (or country)

- -------------------------------------------------------------------------------------------------------------------------------
List account number(s)
here (see instructions)
- -------------------------------------------------------------------------------------------------------------------------------
PART I QUALIFICATIONS FOR EXEMPTION.--CHECK APPLICABLE BOX(ES)             PART II   Notice of Change in Status--To
- ---------------------------------------------------------------------                notify the payer, broker, or barter
INTEREST PAYMENTS.--If this form was sent to you because you are                     exchange that you no longer qualify
receiving interest payments and if you are not a U.S. citizen or                     for exemption, check here. . . . . .  / /
resident (or if you are a foreign corporation, partnership, estate or trust), check here . . . . . . . . . . . . . . . . . . . . . . .  / /

BROKER TRANSACTIONS OR BARTER EXCHANGES.--If your broker or barter                   If you check this box, reporting will
exchange sent you this form and if you are an "exempt foreign                        begin on the account(s) listed.
person" (see the instructions below for definition), check here . .  / /
- -------------------------------------------------------------------------------------------------------------------------------
PLEASE      CERTIFICATION.-- Under the penalties of perjury, I certify that, to the best of my knowledge and belief, I qualify
SIGN                         as a foreign person as indicated in the box(es) checked above.
HERE
             ------------------------------------------------------------------------------------------------------------------
             Signature                                                                        Date
- -------------------------------------------------------------------------------------------------------------------------------

INSTRUCTIONS

(Section references are to the Internal Revenue Code, unless otherwise stated.)

PURPOSE OF FORM.--Use this form to tell the payer, middleman, broker or barter exchange that you are a nonresident alien or foreign entity that is not subject to U.S. information return reporting or backup withholding rules. Beginning January 1, 1984, payers of interest, brokers, and barter exchanges may have to withhold 20% of each payment or transaction if payees do not tell the payer or broker their correct taxpayer identification number or if they fail to report the interest as income on their U.S. Federal income tax return. This is referred to as "backup withholding." (The taxpayer identification number is either a U.S. social security or Federal employer identification number.) Also, the law requires that:

- - payments of interest;

- - sales of securities, commodities, regulated futures contracts and forward contracts through a broker; and

- - exchanges of property or services through a barter exchange must generally be reported to the Internal Revenue Service.

/ / Nonresident aliens (individuals who are neither citizens nor residents of the United States) and foreign partnerships, corporations, estates and trusts are not generally required to have a U.S. taxpayer identification number, nor are they subject to any backup withholding because they do not furnish such a number to a payer or broker. Also, payments to these account holders are generally not subject to U.S. reporting requirements.

INTEREST PAYMENTS.--Interest paid to you is not subject to the new withholding or reporting requirements if you are not a U.S. citizen or resident, or if you are a foreign corporation, partnership, estate or trust. Use this form to notify the payer of your foreign status.

BROKER TRANSACTIONS AND BARTER EXCHANGES.--You are exempt from U.S. withholding and reporting requirements and may use Form W-8 to notify the broker or barter exchange if you meet the following definition of an "exempt foreign person" for the calendar year in which the transaction occurs:

Individuals.--

- - You are not a citizen or resident of the United States;

- - You have not been present in the United States for 183 days or more during the calendar year, and don't plan to be (or your country has a tax treaty with the United States that exempts your transactions from U.S. taxes); and

- - The gains from your transactions with the broker or barter exchange are not effectively connected (related) to any U.S. trade or business you are engaged in or plan to engage in during the year, or your country has a tax treaty with the United States that exempts your transactions from U.S. taxes.

Nonresident Alien Married to a U.S. Citizen or Resident.--If you are married to a U.S. citizen or resident and have made an election under section 6013(g) or
(h), you are treated as a U.S. resident and may not file Form W-8.

Corporations, Partnerships, Estates and Trusts.--

- - You are not a U.S. corporation, partnership, estate or trust; and

- - The gains from your transactions with the broker or barter exchange are not effectively connected (related) to any U.S. trade or business you are engaged in or plan to engage in during the year, or your country has a tax treaty with the United States that exempts your transactions from U.S. taxes.

NOTE: Filing Form W-8 with the payer will not exempt you from the 30% (or lower treaty) flat rate tax on nonresident aliens and foreign corporations.

WHEN TO FILE.--File this certificate with the payer (or broker or barter exchange) in the calendar year in which the payment is made or collected (or for brokerage sales or barter exchanges, the year the transaction took place), unless you have already done this in either of the two preceding calendar years.

ADDRESS.--

                          Then show the
    If you are--          address of--
An individual........  Your permanent
                       residence
A Partnership
or corporation.......  Principal office

An estate or trust...  Permanent residence
                       or principal office
                       of any fiduciary

                                                             (Continued on back)

                           The Information Agent is:

                       [GEORGESON & COMPANY INC. LOGO]

                              Wall Street Plaza
                               New York, NY 10005

                        BANKS AND BROKERS CALL COLLECT:
                                 (212) 440-9800
                           ALL OTHERS CALL TOLL-FREE:
                                 1-800-223-2064

                The Dealer Managers for the Exchange Offer are:

                              GOLDMAN, SACHS & CO.
                                85 Broad Street
                            New York, New York 10004
                           (800) 838-3182 (Toll-Free)